Scudder
21st Century
Growth Fund

Semiannual Report
February 28, 1999

No-Load Funds

A no-load (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER [LOGO]

                        Scudder 21st Century Growth Fund

------------------------------------------------------------------------------------------------------
Date of Inception:  9/9/96     Total Net Assets as of 2/28/99: $40.8 million     Ticker Symbol:  SCTGX
------------------------------------------------------------------------------------------------------


o Small-cap stocks -- led by the technology sector -- rebounded from a difficult period during the summer months to post outstanding performance, especially during the fourth quarter of 1998.


o Scudder 21st Century Growth Fund posted an impressive 36.35% total return for its most recent semiannual period ended February 28, 1999, outpacing the 29.29% return of the Russell 2000 Growth Index over the same period.


o The Fund benefited from the strong performance of Internet advertising and infrastructure stocks as well as information technology stocks during the period.



                                Table of Contents

  3  Letter from the Fund's President       18  Financial Highlights
  4  Performance Update                     19  Notes to Financial Statements
  5  Portfolio Summary                      22  Shareholder Meeting Results
  6  Portfolio Management Discussion        24  Officers and Trustees
  9  Glossary of Investment Terms           25  Investment Products and Services
 10  Investment Portfolio                   26  Scudder Solutions
 15  Financial Statements


                      2 - Scudder 21st Century Growth Fund

                        Letter from the Fund's President


Dear Shareholders,

     Although a tight circle of large capitalization growth stocks has generally led market performance during the six months ended February 28, 1999, Scudder 21st Century Growth performed strongly. The Fund posted an impressive 36.35% return over its most recent semiannual period, outpacing the 29.29% return of the Russell 2000 Growth Index. The Fund benefited from investor excitement over small high technology firms that are paving the way to the next century, especially those dealing with Internet advertising and infrastructure, and information technology. As portfolio team members Peter Chin and Roy McKay state in the interview that begins on page 29, we are hopeful that small companies will be rewarded going forward for their above-average earnings growth as they have been over many past periods.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     If you have any questions regarding Scudder 21st Century Growth Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder 21st Century Growth Fund


                      3 - Scudder 21st Century Growth Fund

                   Performance Update as of February 28, 1999

   Fund Index Comparison

                           Total Return
   ---------------------------------------------
   Period Ended Growth of  Cumulative   Average
   2/28/1999    $10,000                 Annual
   ---------------------------------------------
   Scudder 21st Century Growth Fund
   ---------------------------------------------
   1 Year        $  9,638      -3.62%     -3.62%

   Life of Fund* $ 11,533      15.33%      5.96%

   ---------------------------------------------
   Russell 2000 Growth Index
   ---------------------------------------------
   1 Year        $  8,950     -10.50%    -10.50%

   Life of Fund* $ 10,884       8.84%      3.57%

   ---------------------------------------------

   * The Fund commenced operations on September 9, 1996.
     Index comparisons begin September 30, 1996.

Growth of a $10,000 Investment
=========================================

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


         Scudder 21st          Russell 2000
         Century Growth Fund   Growth Index
        --------------------    -------------

  9/96*          10000           10000
  11/96           9444            9835
  2/97            8778            9657
  5/97            9302           10204
  8/97           10405           11423
  11/97          10119           11317
  2/98           11397           12160
  5/98           11175           11820
  8/98            8056            8418
  11/98           9833           10512
  2/99           10984           10884

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
=========================================

Yearly Periods Ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                  1997*    1998     1999
-----------------------------------------------------------------
Net Asset Value                  $ 11.06 $ 14.36  $ 13.84
-----------------------------------------------------------------
Income Dividends                 $    --  $   --   $   --
-----------------------------------------------------------------
Capital Gains Distributions      $    --  $   --   $   --
-----------------------------------------------------------------
Fund Total Return (%)              -7.83   29.84    -3.62
-----------------------------------------------------------------
Index Total Return (%)             -3.43   25.92   -10.50
-----------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                      4 - Scudder 21st Century Growth Fund

                    Portfolio Summary as of February 28, 1999


Asset Allocation
=========================================

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

PIE CHART DATA:

      Equity Holdings                93%
      Cash Equivalents                7%
   --------------------------------------
                                    100%
   ======================================

  The Fund increased its cash position last September and purchased stocks aggressively in early October in advance of the fourth quarter upturn in small cap growth stocks.


 Sector Diversification
(Excludes 7% Cash Equivalents)
=========================================

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

PIE CHART DATA:

      Technology                     33%
      Service Industries             16%
      Health                         16%
      Consumer Discretionary         12%
      Financial                       6%
      Media                           5%
      Communications                  3%
      Transportation                  3%
      Consumer Staples                2%
      Other                           4%
   --------------------------------------
                                    100%
   ======================================

   In the Internet area, the Fund's approach has been to identify growing companies that focus on Web advertising and infrastructure.


  Ten Largest Equity Holdings
  (26% of Portfolio)
=========================================

    1. Xylan Corp.
       Producer of switching systems for
       local area networks

    2. Vitesse Semiconductor Corp.
       Manufacturer of digital
       integrated circuits

    3. Pinnacle Systems, Inc.
       Manufacturer of video
       post-production workstations

    4. VISX Inc.
       Developer of laser technologies
       and systems for vision correction

    5. DoubleClick, Inc.
       Internet advertising network

    6. Mercury Interactive Corp.
       Producer of automated software
       testing tools

    7. Digital River, Inc.
       Provider of comprehensive
       electronic commerce outsourcing
       solutions to software publishers
       and online retailers

    8. Realty Information Group Inc.
       Provider of building-specific information to the U.S. commercial real estate industry

    9. ITT Educational Services, Inc.
       Provider of technology-oriented
       postsecondary degree programs

   10. CyroLife, Inc.
       Cyropreservation of viable human tissue for transplants


    Top holdings include the stocks of small companies positioned to be leaders in industries of the future.














For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder 21st Century Growth Fund

                         Portfolio Management Discussion

In the following interview, Peter Chin and Roy McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the Fund's market environment and strategy for the six-month period ended February 28, 1999, as well as their outlook for the coming months.

Q:  How did Scudder 21st Century Growth Fund perform over the past six months?

A: Following a difficult period last summer, the Fund made a strong comeback, posting a 36.35% total return over the six months ended February 28. Over the same period, the return of the Fund's benchmark, the Russell 2000 Growth Index, was 29.29%.

Q: In recent months the investment environment has seemed to favor large capitalization stocks. Can you characterize the environment for small-cap growth stocks over the period?

A: The environment for small growth stocks had not been positive for most of 1998, but it turned around during the fourth quarter. In 1999, the overall performance of these stocks has been mixed. Despite some volatile periods, the Fund performed well, primarily because we hitched onto some outstanding performers and avoided most of the potential bumps. Timing was also in our favor: We built up the Fund's cash position in September and bought stocks aggressively in early October in advance of the fourth quarter upturn. The Fund's performance has been particularly impressive in the first two months of 1999 given the continuing difficult environment for small capitalization growth issues.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Small Cap Valuations Attractive Relative to
Large Caps

P/E ratios of small cap stocks as percent of large cap stock P/Es (based on unmanaged Saloman Smith Barney
Emerging Growth Index versus S&P 500 Index)

LINE CHART DATA:

            12/88        1.55
                         1.50
                         1.34
                         1.33
            12/90        1.26
                         1.33
                         1.32
                         1.18
            12/92        1.24
                         1.42
                         1.51
                         1.35
            12/94        1.62
                         1.69
                         1.78
                         1.64
            12/96        1.43
                         1.27
                         1.22
                         1.07
            12/98        1.03
            2/99         0.89


Source:  Salomon Smith Barney; SKI\QS


Small cap stocks are currently trading at P/Es below those of large cap stocks.


Q:  Please describe the Fund's strategy in general terms.

A: Our ongoing strategy is to look for companies that are unique, those that have a leadership position in the marketplace, and those companies that appear to be moving into a leadership position by posting significant market share gains. A framework of the Fund's strategy is to identify emerging trends in the corporate environment and capitalize on those trends by investing in companies early.



                      6 - Scudder 21st Century Growth Fund

Q: Have there been examples of this that you can identify over the past six months?

A: The most obvious example is the Internet area -- that's the most rapidly growing trend we've witnessed of late. The question is, how do you approach Internet stocks? Our approach has been to identify companies that focus on Internet advertising and Internet infrastructure, rather than companies that provide content for the Web.

Advertising represents a large portion of the total revenue going to all the Internet companies. And we think we have the leader in the Internet advertising arena with DoubleClick, Inc. (the Fund's fifth largest holding at 2.3% of assets). DoubleClick has a sophisticated system that allows companies that advertise on the Internet to focus very specifically on certain types of consumers. They are able to combine all the traditional consumer demographic data with an individual's behavior as an online user, and report that data back to an advertiser, such as a car company. Over the period, DoubleClick rose from $23 7/8 at the end of August to $89 7/8 at the end of February.

In terms of Internet infrastructure, there's Digital River (2.2% of assets, the Fund's seventh largest holding), which provides comprehensive electronic commerce resources for companies that market software. Most of these companies don't want to incur the expense of marketing software through their own Web sites, so many of them are outsourcing through Digital River. The company just signed up Wal-Mart as a customer a few weeks ago; they have a whole host of companies coming to them.

We purchased Digital River at a cost of $8. We sold approximately one half of our position when it reached $50. That certainly helped the Fund's performance.

Q:  What other issues performed well for the Fund?

A: Sapient is probably a good one to mention. The company -- in the business of information technology ("IT") -- is benefiting from the outsourcing that corporations are now doing for IT projects. IT is changing so rapidly that most corporations can't keep pace with new software, new technology, and new hardware coming out, so more and more they tend to outsource their IT projects. Sapient has benefited from this but they've also made some Internet-related acquisitions and beefed up their Internet expertise, so their stock rode the recent updraft of Internet buying.

Another successful holding was PMC-Sierra, a company that provides semiconductors primarily for the communications business. We had a 1.4% position at the end of August, when the stock was priced at $30 9/16. As of the end of February the stock was $70 7/8. PMC-Sierra's business is booming, based on the need for increased signal capacity, more bandwidth, and more speed for Internet users.

Q:  What about stocks that detracted from the Fund's performance?

A: There were some. Computer Horizons is another company in the IT services business. But a significant part of their business is related to Y2K projects. It became more and more evident that after Y2K the growth rate of the business


                      7 - Scudder 21st Century Growth Fund
was suspect. The stock's price declined from $23 3/8 to $15 over the period.

Another issue that underperformed was RIT Technology -- a company that was negatively affected by the economic downturns in Russia and Brazil. Demand from RIT's customers in those countries for a key product that helps to evaluate cabling infrastructure is expected to decline precipitously.

Q: What is your outlook for Scudder 21st Century Growth Fund and its sector of the market?

A: Our long-term outlook is extremely positive because the companies we're investing in are exciting companies. They're doing new and great things and they're growing like weeds. Of course, as young companies they typically are less proven than the big cap companies and are more prone to volatility. Many are not covered as closely by Wall Street and are less liquid. So disappointments can have a dramatic impact on the stock. But the same holds true on the positive side: When these companies post good results their upside can be very strong.

Q: How much does the outlook for the U.S. economy factor into your outlook for the Fund?

A: Most of our companies are niche-oriented, and their businesses are very new. As a result, they tend to be less vulnerable to the economic cycle. Of course, if there's a major economic downturn nobody escapes. But because these companies are offering relatively new services and products, they tend to be less subject to small downdrafts in the economy. When the earnings growth of large companies declines -- as has happened recently -- these smaller companies often continue to do well. Historically, when the relative earnings gap between small and large-cap firms (i.e., the amount by which small-cap earnings growth exceeds that for large caps) widens, small-cap stocks often outperform. The last example of this was back in the early 1990s. In recent years, though, small stock performance hasn't improved when the earnings growth margin over large caps widened.

Another uncertainty is the direction of interest rates. As long as inflation remains in check and interest rates remain stable, your Fund should continue to perform well. A rising rate environment would be detrimental to most growth stocks as well as to the market overall. However, Scudder Kemper is not expecting this to happen in the near future.

While the exact timing is difficult or impossible to predict, we expect the market to eventually recognize the superior growth potential of small companies. We believe the Fund continues to be an appropriate vehicle for investors seeking exposure to this dynamic segment of the economy.


                      8 - Scudder 21st Century Growth Fund

                          Glossary of Investment Terms


EARNINGS The net income of a company after expenses and dividends are subtracted from total revenues. Earnings are the primary tool used to gauge a company's health.

FUNDAMENTAL RESEARCH                   Analysis of companies based on
                                       the projected impact of management,
                                       products, sales, and earnings on their
                                       balance sheets and income statements.
                                       Fundamental research is distinct from
                                       technical analysis, which evaluates the
                                       attractiveness of a stock based on
                                       historical price and trading volume
                                       movements rather than the financial
                                       results of the underlying company.

GROWTH STOCK                           Stock of a company that has displayed
                                       above-average earnings growth
                                       and is expected to continue to increase
                                       profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole.

LIQUIDITY                              A characteristic of an investment or an
                                       asset referring to the ease of
                                       convertibility into cash within a
                                       reasonably short period of time.

MARKET CAPITALIZATION                  The market value of a company's
                                       outstanding shares of common stock,
                                       determined by multiplying the number of
                                       shares outstanding by the share price
                                       (shares x price = market capitalization).
                                       The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization

PRICE/EARNINGS RATIO (P/E)             A widely used gauge of a stock's
(also "earnings multiple")             valuation that indicates what investors
                                       are paying for a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)



                      9 - Scudder 21st Century Growth Fund

            Investment Portfolio as of February 28, 1999 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.4%
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 2/26/1999 at 4.74%, to be
  repurchased at $3,071,213 on 3/1/1999, collateralized by a $3,235,000 U.S. Treasury Note,                        -----------
  3.625%, 1/15/2007 (Cost $3,070,000) ...................................................      3,070,000             3,070,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 92.6%
------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 10.9%

Department & Chain Stores 2.9%

Pacific Sunwear of California* (Operator of a nation-wide mall-based specialty
     retail chain) ......................................................................         17,000               484,500

Rent-A-Center, Inc.* (Owner and operator of rent-to-own stores and franchises) ..........         27,600               700,350
                                                                                                                   -----------
                                                                                                                     1,184,850
                                                                                                                   -----------

Hotels & Casinos 0.9%

Cavanaughs Hospitality Corp.* (Developer and owner of full service hotels) ..............         43,200               353,700
                                                                                                                   -----------
Recreational Products 0.4%

Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........         30,450               181,748
                                                                                                                   -----------
Restaurants 3.5%

Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) .................         19,200               378,000

Il Fornaio America Corp.* (Restaurant chain) ............................................         29,200               240,900

The Cheesecake Factory Incorporated* (Operator of casual dining restaurants) ............         39,900               817,950
                                                                                                                   -----------

                                                                                                                     1,436,850
                                                                                                                   -----------
Specialty Retail 3.2%

Party City Corporation* (Provider of party supplies through company-owned and
  franchised stores) ....................................................................         58,500               639,844

Wilmar Industries, Inc.* (National distributor of repair and maintenance products for the
  apartment housing market) .............................................................         38,900               680,750
                                                                                                                   -----------
                                                                                                                     1,320,594
                                                                                                                   -----------
Consumer Staples 1.9%

Farming 0.6%

Hines Horticulture, Inc.* (Operator of commercial nurseries) ............................         26,000               258,375
                                                                                                                   -----------
Food & Beverage 1.3%

Horizon Organic Holding Corp.* (Producer and marketer of organic dairy products) ........         35,000               542,500
                                                                                                                   -----------
Health 14.8%

Biotechnology 2.8%

CryoLife, Inc.* (Cryopreservation of viable human tissue for transplants) ...............         81,100               851,550

Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............         28,200               125,138

    The accompanying notes are an integral part of the financial statements.

                      10 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Vysis, Inc.* (Developer of genetic disease evaluation products) .........................         39,800               189,050
                                                                                                                   -----------
                                                                                                                     1,165,738
                                                                                                                   -----------
Health Industry Services 1.4%

MEDE AMERICA Corp.* (Provider of electronic interchange products and services to the
  healthcare industry) ..................................................................         23,600               404,150

PAREXEL International Corporation* (Provider of outsourcing services to the worldwide
  pharmaceutical, biotechnology and medical device industries) ..........................          7,500               156,094
                                                                                                                   -----------
                                                                                                                       560,244
                                                                                                                   -----------
Hospital Management 1.1%

Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .............         11,900               459,638
                                                                                                                   -----------

Medical Supply & Specialty 6.0%

Focal, Inc.* (Manufacturer of synthetic liquid surgical sealants) .......................         28,100               281,000

Fusion Medical Technologies, Inc.* (Developer of surgical sealants for the treatment of
  surgical wounds) ......................................................................         48,800               292,800

Novoste Corp.* (Developer of a beta radiation catheter delivery system) .................         15,600               399,750

Perclose, Inc.* (Developer and producer of minimally invasive single-use systems to close
  arterial access sites surgically) .....................................................         10,300               435,175

VISX Inc.* (Developer of laser technologies and systems for vision correction) ..........         17,200             1,062,100
                                                                                                                   -----------
                                                                                                                     2,470,825
                                                                                                                   -----------
Pharmaceuticals 3.5%

Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) ................         30,700               356,888

Coulter Pharmaceutical, Inc.* (Developer of drugs and therapies for treatment of cancer).         26,400               537,900

Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............          4,400               548,900
                                                                                                                   -----------
                                                                                                                     1,443,688
                                                                                                                   -----------
Communications 2.9%

Cellular Telephones 1.0%

Research in Motion Ltd.* (Manufacturer and marketer of radio modem technology for a wide
  variety of access devices in the wireless communications services) ....................         46,000               408,672
                                                                                                                   -----------
Miscellaneous 1.9%

Terayon Communication Systems, Inc.* (Developer and seller of cable modem systems that enable
  cable operators to deploy two-way broadband access services) ..........................         25,900               804,519
                                                                                                                   -----------
Financial 6.0%

Banks 1.8%

Astoria Financial Corp. (Holding company specializing in single-family residential
  mortgage lending) .....................................................................         16,600               752,188
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder 21st Century Growth Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Insurance 2.1%

ESG Re Ltd. (Accident, health, life and special risk reinsurance) .......................         28,900               489,494

Stirling Cooke Brown Holdings Ltd. (Provider of risk management services and products) ..         27,400               366,475
                                                                                                                   -----------
                                                                                                                       855,969
                                                                                                                   -----------
Real Estate 2.1%

Realty Information Group Inc.* (Provider of building-specific information to the U.S.
  commercial real estate industry) ......................................................         43,900               869,769
                                                                                                                   -----------
Media 4.7%

Advertising

DoubleClick,Inc.* (Internet advertising network) ........................................         10,400               934,700

Network Event Theater, Inc.* (Marketer of media to college campuses) ....................         24,700               421,444

Speedway Motorsports, Inc.* (Marketer and promoter of motorsports entertainment) ........         16,100               574,569
                                                                                                                   -----------
                                                                                                                     1,930,713
                                                                                                                   -----------
Service Industries 14.5%

EDP Services 3.5%

Complete Business Solutions, Inc.* (Provider of information technology services
  to organizations) .....................................................................         14,000               395,500

Computer Horizons Corp.* (Provider of diversified information technology services and
  solutions) ............................................................................          1,150                17,172

Pegasus Systems, Inc.* (Provider of global electronic commerce and transaction processing
  solutions to diverse businesses) ......................................................         15,100               566,250

Sapient Corp.* (Producer of flexible information technology applications) ...............          7,000               468,125
                                                                                                                   -----------
                                                                                                                     1,447,047
                                                                                                                   -----------

Miscellaneous Commercial Services 8.9%

Cornell Corrections, Inc.* (Developer and operator of correctional, detention and
  pre-release facilities) ...............................................................         28,500               470,250

Digital River, Inc.* (Provider of comprehensive electronic commerce outsourcing solutions to
  software publishers and online retailers) .............................................         24,200               931,700

Eagle USA Airfreight, Inc.* (Provider of airfreight forwarding services) ................         27,100               782,513

Korn/Ferry International* (A global executive search firm) ..............................         27,300               310,538

Modis Professional Services, Inc.* (Provider of business services including consulting,
  outsourcing, outplacement, training and strategic staffing) ...........................         35,400               484,538

Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................         32,900               703,238
                                                                                                                   -----------
                                                                                                                     3,682,777
                                                                                                                   -----------
Miscellaneous Consumer Services 2.1%

ITT Educational Services, Inc.* (Provider of technology-oriented postsecondary degree
  programs) .............................................................................         23,800               867,213
                                                                                                                   -----------
Manufacturing 1.1%

Chemicals

Albany Molecular Research, Inc.* (An integrated chemistry outsourcing company) ..........         23,100               462,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Technology 30.6%

Computer Software 9.0%

Advent Software, Inc.* (Provider of stand-alone and client/server software products) ....         16,600               765,675

CBT Group PLC (ADR)* (Provider of interactive education software) .......................         50,700               808,031

Entrust Technologies, Inc.* (Developer and seller of products and services that allow
  enterprises to secure electronic communications and transactions over the networks) ...         20,000               492,500

HNC Software, Inc.* (Developer, marketer and supporter of client-server software solutions
  for mission-critical decision applications) ...........................................         15,200               408,500

MAPICS, Inc.* (Supplier and servicer of business planning and control applications) .....         38,600               417,363

pcOrder.com, Inc.* (Provider of Internet-based electronic commerce solutions) ...........          3,300               155,513

TSI International Software Ltd.* (Provider of software and related services to
  businesses) ...........................................................................         10,200               511,913

VerticalNet, Inc.* (Creator and operator of vertical trade communities, which are targeted to
  business-to-business communities of commerce on the internet) .........................          3,500               144,375
                                                                                                                     -----------
                                                                                                                     3,703,870
                                                                                                                     -----------
Diverse Electronic Products 5.4%

InterVU, Inc.* (Provider of Internet video delivery products) ...........................         34,400               705,200

Xylan Corp.* (Producer of switching systems for local area networks) ....................         58,100             1,539,650
                                                                                                                   -----------
                                                                                                                     2,244,850
                                                                                                                   -----------
EDP Peripherals 4.3%

Mercury Interactive Corp.* (Producer of automated software testing tools) ...............         14,400               933,300

Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ....         20,200               848,400
                                                                                                                   -----------
                                                                                                                     1,781,700
                                                                                                                   -----------
Electronic Components/Distributors 1.7%

Daisytek International Corp.* (Wholesale distributor of computer and office
  automation supplies) ..................................................................         37,300               711,031
                                                                                                                   -----------

Electronic Data Processing 0.8%

Veeco Instruments, Inc.* (Manufacturer of data storage systems) .........................          9,100               348,075
                                                                                                                   -----------

Office/Plant Automation 4.5%

Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
  computer systems) .....................................................................          28,600              564,850

Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) ............         35,600             1,274,925
                                                                                                                   -----------

                                                                                                                     1,839,775
                                                                                                                   -----------

Semiconductors 4.9%

PMC-Sierra, Inc.* (Producer of high speed internetworking component solutions) ..........          9,800               694,575

Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............         29,100             1,336,781
                                                                                                                   -----------

                                                                                                                     2,031,356
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Energy 1.8%

Oil & Gas Production 1.2%

Key Production Co., Inc.* (Oil and gas production) ......................................         30,300               195,056

Swift Energy Co.* (Oil and gas exploration and production) .............................          49,600               297,600
                                                                                                                   -----------
                                                                                                                       492,656
                                                                                                                   -----------
Oilfield Services/Equipment 0.6%

National-Oilwell, Inc.* (Manufacturer of oil and gas drilling equipment) ................         28,400               252,050
                                                                                                                   -----------
Construction 0.9%

Building Materials

Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete and
  wood-to-masonry connectors) ...........................................................         10,400               368,550
                                                                                                                   -----------
Transportation 2.5%

Airlines 1.6%

America West Holdings Corp. "B"* (Passenger airline) ....................................         39,700               674,900
                                                                                                                   -----------

Miscellaneous 0.9%

United Road Services, Inc.* (Motor vehicle towing and transport services) ...............         22,100               364,650

------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $34,430,982)                                                                              38,273,080
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $37,500,982) (a)                                                          41,343,080
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $37,567,781. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $3,775,299. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,348,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,573,318.

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder 21st Century Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of February 28, 1999 (Unaudited)


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $37,500,982) ..................    $  41,343,080
                  Cash ..................................................................              973
                  Receivable for investments sold .......................................           94,366
                  Receivable for Fund shares sold .......................................           77,795
                  Dividends and interest receivable .....................................            5,197
                  Deferred organization expenses ........................................           11,007
                  Other assets ..........................................................              498
                                                                                             ----------------
                  Total assets                                                                  41,532,916
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .....................................          618,734
                  Payable for Fund shares redeemed ......................................            7,178
                  Other payables and accrued expenses ...................................           62,966
                                                                                             ----------------
                  Total liabilities                                                                688,878
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  40,844,038
                  ----------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income (loss) ............................         (236,121)
                  Net unrealized appreciation (depreciation) on investments .............        3,842,098
                  Accumulated net realized gain (loss) ..................................          705,866
                  Paid-in capital .......................................................       36,532,195
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  40,844,038
                  ----------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($40,844,038 /
                    2,950,312 outstanding shares of beneficial interest, $.01 par value,       -----------
                     unlimited number of shares authorized) .............................           $13.84
                                                                                               -----------



    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder 21st Century Growth Fund


                             Statement of Operations

             for the six months ended February 28, 1999 (Unaudited)


Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends .............................................................    $      13,593
                  Interest ..............................................................           54,354
                                                                                             ----------------
                                                                                                    67,947
                  Expenses:
                  Management fee ........................................................          173,753
                  Services to shareholders ..............................................          183,168
                  Custodian and accounting fees .........................................           24,597
                  Trustees' fees and expenses ...........................................           22,183
                  Auditing ..............................................................           13,584
                  Registration fees .....................................................            9,701
                  Reports to shareholders ...............................................            7,934
                  Legal .................................................................            4,151
                  Amortization of organization expense ..................................            2,156
                  Other .................................................................            2,250
                                                                                             ----------------
                  Total expenses before reductions ......................................          443,477
                  Expense reductions ....................................................         (139,409)
                                                                                             ----------------
                  Expenses, net .........................................................          304,068
                  -----------------------------------------------------------------------------------------
                  Net investment gain (loss)                                                      (236,121)
                  -----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .............................        2,349,392
                  Net unrealized appreciation (depreciation) during the period on
                  investments ...........................................................        7,987,243
                  -----------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                    10,336,635
                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  10,100,514
                  -----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder 21st Century Growth Fund

                                   Statements of Changes in Net Assets


                                                                             Six Months
                                                                           Ended February     Year Ended
                                                                              28, 1999         August 31,
 Increase (Decrease) in Net Assets                                           (Unaudited)         1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment gain (loss) ............................. $  (236,121)      $  (448,014)
                  Net realized gain (loss) from investment transactions ..    2,349,392          (75,261)
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period ..............    7,987,243       (8,260,290)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                  operations .............................................   10,100,514       (8,783,565)
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ..............................    9,831,897        21,758,221
                  Cost of shares redeemed ................................  (6,032,807)       (9,368,423)
                  Redemption fees ........................................       19,430            22,595
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                  transactions ...........................................    3,818,520        12,412,393
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ......................   13,919,034         3,628,828
                  Net assets at beginning of period ......................   26,925,004        23,296,176
                  Net assets at end of period (including undistributed     ----------------  ----------------
                  net investment loss of $236,121 ........................ $ 40,844,038      $ 26,925,004
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..............    2,653,082         1,776,347
                                                                           ----------------  ----------------
                  Shares sold ............................................      766,805         1,580,844
                  Shares redeemed ........................................    (469,575)         (704,109)
                                                                           ----------------  ----------------
                  Net increase (decrease) in Fund shares .................      297,230           876,735

                                                                            ----------------  ----------------
                 Shares outstanding at end of period ....................     2,950,312         2,653,082
                                                                            ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder 21st Century Growth Fund

                              Financial Highlights


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                          Six Months                          September 9,
                                                                             Ended                               1996
                                                                           February 28,    Year Ended       (commencement
                                                                             1999           August 31,      of operations) to
                                                                          (Unaudited)          1998         August 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

                                                                           --------------------------------------------------
Net asset value, beginning of period .....................................   $10.15           $13.11            $12.00
                                                                           --------------------------------------------------
Income from investment operations:
Net investment gain (loss) ...............................................    (.08)            (.19)             (.15)
Net realized and unrealized gain on investments ..........................     3.76           (2.78)              1.25
                                                                           --------------------------------------------------
Total from investment operations .........................................     3.68           (2.97)              1.10
                                                                           --------------------------------------------------
Redemption fees ..........................................................      .01              .01               .01
                                                                           --------------------------------------------------
Net asset value, end of period ...........................................   $13.84           $10.15            $13.11
                                                                           --------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .................................................    36.35**         (22.58)            9.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................       41               27                23
Ratio of operating expenses, net to average daily net assets (%) .........     1.75*            1.75             1.75*
Ratio of operating expenses before expense reductions, to average daily ..     2.55*            2.17             3.52*
  net assets (%)
Ratio of net investment gain (loss) to average daily net assets (%) ......    (1.36)*          (1.38)           (1.27)*
Portfolio turnover rate (%) ..............................................    169.7*           119.8             92.0*

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized


                      18 - Scudder 21st Century Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $554,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until August 31, 2005, ($7,000) and August 31, 2006 ($547,000), the
respective expiration dates, whichever occur first. In addition, from August 31, 1997 through August 31, 1998, the Fund incurred approximately $683,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1999.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.



                      19 - Scudder 21st Century Growth Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $31,084,280 and $28,212,611, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until November 30, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 28, 1999, the Adviser did not impose a portion of its management fee amounting to $139,409 and the amount imposed amounted to $34,344.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1999, SSC imposed fees amounting to $64,146, of which $10,193 was unpaid at February 28, 1999.



                      20 - Scudder 21st Century Growth Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1999, STC imposed fees amounting to $16,309, of which $2,886 was unpaid at February 28, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1999, SFAC imposed fees amounting to $18,750, of which $6,250 was unpaid at February 28, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended February 28, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $88,797.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1999, the Trustees' fees and expenses aggregated $22,183.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                      21 - Scudder 21st Century Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder 21st Century Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

      For              Against               Abstain           Broker Non-Votes*
      ---              -------               -------           -----------------

   1,867,732            37,953                42,329                   0


2.   To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

      For             Against               Abstain           Broker Non-Votes*
      ---             -------               -------           -----------------

   1,791,230           52,286                49,145                55,354



--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                      22 - Scudder 21st Century Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                      23 - Scudder 21st Century Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and President, U.N. Association of the U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Joan Spero
Trustee; President, Doris Duke Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                      24 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder 21st Century Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder 21st Century Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

                      27 - Scudder 21st Century Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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